Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 18, 1999
                                                 ----------------


                     FORD MOTOR CREDIT COMPANY
      (Exact name of registrant as specified in its charter)

          Delaware                  1-6368              38-1612444
-----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

The American Road, Dearborn, Michigan                        48121
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000


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ITEM 5. Other Events.

     The news release dated October 18, 1999 of Ford Motor Credit Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


     The news release dated October 18, 1999 of Ford Motor Company is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                              EXHIBITS

Designation               Description                Method of Filing
-----------               -----------                ----------------

Exhibit 99.1              News release dated         Filed with this Report.
                          October 18, 1999 of
                          Ford Motor Credit
                          Company with attachment.

Exhibit 99.2              News release dated         Filed with this Report.
                          October 18, 1999 of
                          Ford Motor Company
                          with attachments.

                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                              FORD MOTOR CREDIT COMPANY
                                                     (Registrant)


Date:  October 19, 1999                       By:/s/R. P. Conrad
                                                 -----------------
                                                    R. P. Conrad
                                                    Assistant Secretary


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                                EXHIBIT INDEX

Designation                   Description
-----------                   -----------

Exhibit 99.1              News release dated
                          October 18, 1999 of
                          Ford Motor Credit
                          Company with
                          attachment.

Exhibit 99.2              News release dated
                          October 18, 1999 of
                          Ford Motor Company
                          with attachments.